Offerings - Offering: 1	Nov. 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 61,652,793.96
Fee Rate	0.0087%
Amount of Registration Fee	$ 5,363.79
Offering Note	-